UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

☒	Filed by the Registrants
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
(Name of Registrants as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4)Date Filed:

CLAYMORE EXCHANGE-TRADED FUND TRUST
CLAYMORE EXCHANGE-TRADED FUND TRUST 2
2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

Notice of Special Meeting of Shareholders
to be held on April 3, 2014

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust” and together, the “Trusts”) with respect to the series of each Trust (collectively, the “Funds”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on April 3, 2014 at 10:00 a.m., Central Time, for the purposes of considering and voting upon the following:

1.      The election of four Trustees to the Board of Trustees of each Trust to hold office until their successors are duly elected and qualified;

2.      The amendment of each Trust’s Amended and Restated Agreement and Declaration of Trust to increase the maximum number of Trustees that can comprise the Board; and

3.      To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof;

as set forth in the Proxy Statement accompanying this Notice. THE BOARD OF TRUSTEES OF EACH TRUST HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

The close of business on January 17, 2014 has been fixed by the Board of Trustees of each Trust as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Trust.

ALL SHAREHOLDERS OF THE FUNDS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD(S) AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. TO VOTE THROUGH THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD(S) AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD(S) AS A GUIDE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING.

Please call (800) 345-7999 with any questions concerning the proxy.

By Order of the

Board of Trustees of each Trust,

Donald C. Cacciapaglia
Chief Executive Officer of each Trust

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp.(by John Doe, Treasurer)(1)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Partnership Accounts
(1) ABC Partnership	Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership	Jane B. Smith, General Partner

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

CLAYMORE EXCHANGE-TRADED FUND TRUST
CLAYMORE EXCHANGE-TRADED FUND TRUST 2

2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 3, 2014

This proxy statement is furnished in connection with the solicitation by the Boards of Trustees (each a “Board” and together, the “Boards”) of each of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust” and together, the “Trusts”) with respect to the series of each Trust (each a “Fund” and together, the “Funds”) of proxies to be used at the Special Meeting of Shareholders (the “Meeting”) of each Trust to be held at the offices of Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois, 60532, on April 3, 2014 at 10:00 a.m., Central Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. It is expected that the Notice of Special Meeting of Shareholders, proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about March 4, 2014.

The close of business on January 17, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust (the members of a Board referred to as “Trustees”). The failure to approve the proposals by one Trust will not affect the approval by the other Trust. The number of shares of each Fund of each Trust outstanding and entitled to vote as of January 17, 2014, is set forth in Appendix A.

In accordance with each Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the shares of the Trust entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal (including the amendment to the Declaration of Trust and the election of each of the Board nominees for election) on behalf of a Trust, the Meeting may be adjourned with respect to such Trust to permit further solicitation of proxies. The presiding officer or Trustee of each Trust for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and each Trust’s Declaration of Trust and By-Laws, each as amended. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Trusts at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees and FOR the amendment to each Trust’s Declaration of Trust.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matters in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.  However, with respect to the proposal to amend the Declaration of Trust of each Trust, abstentions and broker non-votes have the effect of a negative vote.

SUMMARY OF VOTING RIGHTS

PROPOSAL 1: ELECTION OF TRUSTEES

TRUSTEE NOMINEES	SHAREHOLDERS ENTITLED TO VOTE
Donald C. Cacciapaglia	Shareholders of each Fund of each Trust
Donald A. Chubb, Jr.	Shareholders of each Fund of each Trust
Maynard F. Oliverius	Shareholders of each Fund of each Trust
Dr. Jerry B. Farley	Shareholders of each Fund of each Trust

PROPOSAL 2: APPROVE AMENDMENT TO DECLARATION OF TRUST

SHAREHOLDERS ENTITLED TO VOTE	Shareholders of each Fund of each Trust

At the Meeting, each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust. Election of each nominee to a Trust’s Board of Trustees will require the affirmative vote of a majority of the shares of the Trust cast for the election of Trustees at the Meeting, in person or by proxy.  The failure by one Trust to elect one or more Nominees will not affect the election by the other Trust.  The proposed amendment to each Declaration of Trust to increase the maximum number of trustees requires the affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), in person or by proxy. For this purpose, a vote of a “majority of the outstanding voting securities” of a Trust is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Trust. Shareholders of the Funds of each Trust will vote together on the issue of the amendment to each Declaration of Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust.

ADDITIONAL INFORMATION

The principal executive offices of the Funds are located at 2455 Corporate West Drive, Lisle, Illinois 60532.  Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser” or “GFIA”), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532, is the Funds’ investment adviser.  Guggenheim Partners Investment Management LLC (the “Investment Subadviser” or “GPIM”), whose principal business address is 100 Wilshire Boulevard, Santa Monica, California 90401, is the Wilshire US REIT ETF’s subadviser. Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, located at 805 King Farm Boulevard, Rockville, Maryland 20850, serves as the Funds’ administrator. Guggenheim Funds Distributors, LLC (“GFD”), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532, is the Funds’ distributor. The Funds’ custodian and accounting agent is The Bank of New York Mellon, whose principal business address is 101 Barclay Street, New York, New York 10286.  Each of GFIA, GPIM, RFS and GFD is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), a diversified financial services firm. Guggenheim Partners, GFIA, GPIM, RFS, GFD and their affiliates are referred to herein collectively as, “Guggenheim” and the funds for which an affiliate of Guggenheim Partners serves as investment adviser or servicing agent are referred to herein collectively as, the “Guggenheim Funds” or the “Guggenheim Fund Complex.”

PROPOSAL 1: ELECTION OF TRUSTEES

Shareholders of each Trust are being asked to elect each of the individuals referred to below (the “Nominees”) as a member of each Trust’s Board. Of the Nominees, only Donald C. Cacciapaglia currently serves as a Trustee.

Mr. Cacciapaglia was appointed to the ETFs Board, rather than elected by shareholders.  He is therefore included as a Nominee to be elected.

The election of the Nominees is being proposed in connection with a proposed consolidation of the current Trustees of the Trust (the “ETFs Board,” which also serves as the board for certain closed-end funds in the Guggenheim Fund Complex (the “CEFs Board”)) and the Boards of Trustees/Directors of Guggenheim Funds Trust, SBL Fund and Security Equity Fund (collectively, the “Security Funds” with such Boards of Trustees/Directors collectively being the “Security Funds Board” and, together with the ETFs Board and CEFs Board, the “Consolidated Board”).  In order to accomplish this, the current Trustees have proposed for election a slate of candidates that includes the non-retiring members of the Security Funds Board (and Mr. Cacciapaglia, who is a current Trustee but has not previously been elected by the Trusts’ shareholders).  If elected, Mr. Cacciapaglia will continue to serve as an “interested” Trustee on the Consolidated Board (the “Interested Nominee”).  Dr. Farley and Messrs. Chubb and Oliverius are not “interested persons” of the Trusts, as defined in the 1940 Act, and will serve as non-interested Trustees on the Consolidated Board (the “Independent Nominees”).

In reaching the conclusion that the board consolidation is in the best interests of the Funds and their shareholders, the ETFs Board considered a number of factors, including the following:

•
potential benefits arising from the increased size, diversity, skill sets and experience of the contemplated consolidated board, each member of which has experience in investment company matters as a board member of other funds in the Guggenheim Fund Complex, which will allow the Consolidated Board to better respond to the increasing complexities of fund governance;

•	potential benefits arising from a consolidated board having oversight over a greater portion of the Guggenheim Fund Complex;

•	the benefits to shareholders from a consolidated board as compared to the costs associated with a larger board;

•	opportunities for enhanced efficiency of uniform board oversight by, among other things, reducing the need to have separate meetings and materials to consider the same or substantially similar items;

•	alignment and streamlining of resources needed to support board reporting and interaction in areas such as compliance, regulatory and risk management oversight;

•	the unification of two boards overseeing different funds could result over time in greater uniformity of shareholder experience throughout the Guggenheim Fund Complex;

•	the number and type of funds to be overseen by the board members;

•	the independent status of the Independent Nominees; and

•	the proposed process, timing and costs for implementing the consolidation, including the costs associated with holding a shareholders meeting.

Members of the joint Nominating and Governance Committees of the ETFs Board met with each Nominee, considered each Nominee and recommended his nomination to the ETFs Board. Based on this recommendation, the ETFs Board recommended for election each of the Nominees to the ETFs Board. Likewise, the Security Funds Board also approved the proposal on behalf of their funds and shareholders have since elected the current Trustees to serve on the Security Funds Board.  The CEFs Board also approved the proposal on behalf of their funds and recommended for election the current Trustees to serve on the CEFs Board, subject to approval by the shareholders.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.  If approved by shareholders, the elections to the ETFs Board would be effective after the Meeting and the Nominees are formally appointed during an upcoming meeting of the Board. There is no reason to believe that the Nominees will become unavailable for election as a Trustee of each Trust, but if that should occur before the Meeting, votes will be cast for the persons the Nominating and Governance Committee and the ETFs Board recommend.

The term of office of each Trustee, if elected at this Meeting, expires when his or her respective successor is duly elected and qualified. The term of office of a Trustee also terminates and a vacancy shall occur in the event of the Trustee’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

At the Meeting, if a proxy is received and is executed properly but there is no voting instruction, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Donald C. Cacciapaglia, Donald A. Chubb, Jr., Maynard F. Oliverius and Dr. Jerry B. Farley as Trustees of each Trust.

Information Regarding Trustee Nominees and Current Trustees

The following table provides information concerning the Independent Nominees:

NAME, ADDRESS* AND YEAR OF BIRTH OF INDEPENDENT NOMINEES	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE GUGGENHEIM FUND COMPLEX TO BE OVERSEEN BY INDEPENDENT NOMINEE**	OTHER DIRECTORSHIPS HELD BY INDEPENDENT NOMINEE
Donald A. Chubb, Jr. Year of Birth: 1946	None	N/A	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.	32 78	Director/Trustee, Chairman of the Board of the Security Funds
Jerry B. Farley Year of Birth: 1946	None	N/A	Current: President, Washburn University.	32 78	Director/Trustee, Chair of the Audit Committee of the Security Funds; Westar Energy,Inc.; CoreFirst Bank & Trust
Maynard F. Oliverius Year of Birth: 1943	None	N/A	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare until 2012.	32 78	Director/Trustee of the Security Funds

*	The business address of each Independent Nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**
The “Guggenheim Fund Complex” includes all closed- and open-end funds and exchange-traded funds (including all of their portfolios) advised by GFIA and funds that have an investment adviser or servicing agent that is an affiliated person of GFIA, including Security Investors, LLC, also known as Guggenheim Investments.  The first number provided for each of the Nominees in this column represents the number of portfolios currently overseen.  The second number represents the number of portfolios that will be overseen if the Nominee is elected.

The following table provides information concerning the current Independent Trustees of the Trusts:

NAME, ADDRESS* AND YEAR OF BIRTH OF INDEPENDENT TRUSTEES	POSITION (S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE GUGGENHEIM FUND COMPLEX OVERSEEN BY TRUSTEES***	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Randall C. Barnes Year of Birth: 1951	Trustee	Since 2006
Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

				50 82	None.

NAME, ADDRESS* AND YEAR OF BIRTH OF INDEPENDENT TRUSTEES	POSITION (S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE GUGGENHEIM FUND COMPLEX OVERSEEN BY TRUSTEES***	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Roman Friedrich III Year of Birth: 1946	Trustee	Since 2010
Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).

46 78
Director of Mercator Minerals Ltd. (2013- present); First Americas Gold Corp. (2012-present); and Zincore Metals, Inc. (2000-present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (2011-2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942	Trustee	Since 2010	Consultant (1998-present). Formerly Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	46 78	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953	Trustee	Since 2006
Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).

			52 84	None.
Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee and Chair of the Board	Since 2006
Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
			49 81	Previously, Trustee, Bennett Group of Funds (2011-September 2013).

*	The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

**	This is the period for which each Trustee began serving each Trust. Each Trustee serves an indefinite term, until his successor is elected and qualified.

***
The “Guggenheim Fund Complex” includes all closed- and open-end funds and exchange-traded funds (including all of their portfolios) advised by GFIA and funds that have an investment adviser or servicing agent that is an affiliated person of GFIA, including Security Investors, LLC, also known as Guggenheim Investments.  The first number provided for each of the Nominees in this column represents the number of portfolios currently overseen.  The second number represents the number of portfolios that will be overseen if the Nominee is elected.

The Interested Trustee of the Trust, who is also a Nominee for election as Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Guggenheim Fund Complex overseen by the Interested Trustee, and other directorships, if any, held by the Interested Trustee are shown below.

NAME, ADDRESS* AND YEAR OF BIRTH OF INTERESTED TRUSTEE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE GUGGENHEIM FUND COMPLEX OVERSEEN BY TRUSTEE***	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Donald C. Cacciapaglia Year of Birth: 1951	Trustee, Chief Executive Officer	Since 2012	Vice Chairman of Guggenheim Investments (2012-present); Chief Executive Officer (2012-present) and President (2010-present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Fund Complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Investment Management, LLC (2010-2011); Chairman and Chief Executive Officer of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).	211
Director/Trustee, Security Funds, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of the Interested Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

**	This is the period for which the Interested Trustee began serving each Trust. He serves an indefinite term, until his successor is elected and qualified.

***
The “Guggenheim Fund Complex” includes all closed-end and open-end funds and exchange-traded funds (including all of their portfolios) advised by GFIA and funds that have an investment adviser or servicing agent that is an affiliated person of GFIA, including Security Investors LLC, also known as Guggenheim Investments.

ADDITIONAL INFORMATION ABOUT THE BOARD AND THE NOMINEES

The following includes detailed information about the current structure of the ETFs Board, its leadership, its functioning and composition.  The Security Funds Board, the non-retiring membership of which will be consolidated with the ETFs Board, does not have identical practices.  If the board consolidation is implemented, the Trustees will consider whether any changes to current practices would be appropriate to enhance practices and integrate the new Nominees, based on the interests of the Funds and their shareholders.

BOARD COMMITTEES AND MEETINGS

Boards of Trustees and Meetings. The ETFs Board is responsible for ensuring that each Trust is managed in the best interest of its shareholders. The Trustees oversee each Fund’s business by, among other things, meeting with Fund management and evaluating the performance of the Funds’ service providers including the Investment Adviser, the custodian and the transfer agent. As part of this process, the Trustees consult with each Trust’s independent registered public accounting firm and with their independent legal counsel.

The Funds of each Trust have a fiscal year end of either May 31 or August 31. During the fiscal years ended August 31, 2013 and May 31, 2013, the ETFs Board met four (4) and four (4) times, respectively. Each current Trustee attended at least 75% of the aggregate number of meetings of the ETFs Board and the committees for which he was eligible. Each Trust has a written policy regarding attendance by Trustees at meetings of shareholders, which provides that Trustees are encouraged to attend meetings of shareholders.  Shareholders wishing to communicate with the Board or individual Trustees should send such correspondence to the Board at the Trusts’ offices.  Shareholder communications will be sent directly to the applicable Board member(s).

Although the ETFs Board has direct responsibility over various matters (such as advisory contracts and Fund performance), the ETFs Board also exercises certain of its oversight responsibilities through certain committees that it has established and which report back to the ETFs Board. The ETFs Board has an Audit Committee, a Contracts Review Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.  The new Independent Nominees would be expected to join these board committees, if elected.  In addition, the ETFs Board has an Executive Committee comprised of Messrs. Nyberg and Toupin.

Audit Committee. The Audit Committee is currently composed of Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Trusts or the Investment Adviser or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Mr. Barnes serves as the chairperson of the Audit Committee with respect to each Trust. The Audit Committee is responsible generally for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the ETFs Board and the Trust’s independent registered public accounting firm.  The Audit Committee met nine (9) times and six (6) times during the fiscal years ended August 31, 2013 and May 31, 2013, respectively, with respect to each Trust.

Contracts Review Committee. The Contracts Review Committee is currently composed of Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, all of whom have been determined not to be “interested persons” of the Trusts or the

Investment Adviser or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards.  Mr. Friedrich serves as the chairperson.  The purpose of the Contracts Review Committee is to assist the ETFs Board in overseeing certain contracts to which each Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the ETFs Board, the Committee reviews and makes recommendations to the ETFs Board with respect to any contract to which a Fund is or is proposed to be a party.  The Contracts Review Committee met two (2) times and two (2) times during the fiscal years ended August 31, 2013 and May 31, 2013, respectively, with respect to each Trust.

Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of each Trust and to oversee certain corporate governance matters of the respective Trust, is currently composed of Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin. Mr. Nyberg serves as the chairperson of the Nominating and Governance Committee with respect to each Trust. Only Trustees who are not “interested persons” of the Trusts as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee met three (3) times and one (1) time during the fiscal years ended August 31, 2013 and May 31, 2013, respectively, with respect to each Trust.

The Nominating and Governance Committee is governed by a written charter, the most recent version of which is available on the Funds’ websites.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the ETFs Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the ETFs Board and committees of the Board, and (iii) periodically evaluates the effectiveness of the Board and committees of the ETFs Board.

In considering Trustee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the ETFs Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such

Trust’s Trustees, officers, investment advisers and shareholders.  The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Shareholders who wish to recommend a nominee must submit any such recommendation in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust and include biographical data, qualifications of the proposed nominee and such other information as is required pursuant to Nominating and Governance Committee Charter.  Appendix B to this Proxy Statement contains the procedures for shareholders to submit nominee candidates.

Dr. Farley and Messrs. Chubb and Oliverius do not currently serve as Trustees of either Trust and were unanimously nominated for election to the ETFs Board by the Nominating and Governance Committee and by the ETFs Board, including the Independent Trustees.

EQUITY OWNERSHIP

The dollar range of equity securities owned beneficially by each Trustee and Nominee as of December 31, 2013 is shown in the table below. As of January 17, 2014, the Trustees, Nominees and officers of each Trust as a group owned less than 1% of the outstanding securities of each Fund. As of December 31, 2013, none of the Independent Trustees of each Trust, the Nominees nor any of their immediate family members owned beneficially or of record any securities in the Investment Adviser or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

	Dollar Range of Equity Securities in the Trusts	Aggregate Dollar Range of Equity Securities in the Guggenheim Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Roland A. Nyberg	None	Over $100,000
Ronald E. Toupin, Jr.	Claymore Exchange-Traded Fund Trust	$10,001 – $50,000
Guggenheim Multi-Asset Income ETF: $1 - $10,000

Dollar Range of Equity Securities in the Trusts	Aggregate Dollar Range of Equity Securities in the Guggenheim Fund Complex
Roman Friedrich III	Claymore Exchange-Traded Fund Trust	$50,001 – $100,000
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF: $10,001 - $50,000
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF: $10,001 - $50,000
Guggenheim Enhanced Short Duration ETF: $1 - $10,000
Robert B. Karn III	None	$10,001 – $50,000
Interested Trustee & Nominee:
Donald C. Cacciapaglia	None	None
Independent Nominees:
Donald A. Chubb, Jr.	None	Over $100,000
Maynard F. Oliverius	None	Over $100,000
Jerry B. Farley	None	Over $100,000

COMPENSATION

The Investment Adviser pays all compensation of officers and employees of the Trusts who are affiliated persons of the Investment Adviser.

The Trusts currently pay each Independent Trustee a fee of $35,000 per year, and also pay an annual fee of $10,000 to the Independent Chairperson of the Board of Trustees, an annual fee of $3,000 to the Independent Chairperson of the Audit Committee, an annual fee of $3,000 to the Independent Chairperson of the Nominating and Governance Committee and an annual fee of $3,000 to the Independent Chairperson of the Contracts Review Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, and (c) $500 for each meeting of the Audit Committee, the Nominating and Governance Committee or the Contracts Review Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

The Trusts do not provide any pension or retirement benefits to the Trustees or their officers.

The following table sets forth the compensation paid by the Funds to the Independent Trustees during the fiscal years ended August 31, 2013 and May 31, 2013, respectively, and the total compensation paid to them from all registered funds in the Guggenheim Fund Complex (as defined below) for the calendar year ended December 31, 2013.

Name of Trustee	Position with the Trusts	Aggregate Compensation from Claymore Exchange-Traded Fund Trust for FYE August 31, 2013	Aggregate Compensation from Claymore Exchange-Traded Fund Trust 2 for FYE May 31, 2013	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and the Guggenheim Fund Complex*
Independent Trustees
Randall C. Barnes	Trustee	$ 28,500	$27,000	$0	$0	$174,500
Roman Friedrich III	Trustee	$ 28,500	$27,000	$0	$0	$159,500
Robert B. Karn III	Trustee	$ 27,000	$25,500	$0	$0	$156,500
Ronald A. Nyberg	Trustee	$ 28,125	$26,812	$0	$0	$236,250
Ronald E. Toupin, Jr.	Trustee	$ 31,500	$29,500	$0	$0	$254,000

*
The “Guggenheim Fund Complex” includes all closed- and open-end funds and exchange-traded funds (including all of their portfolios) advised by GFIA and funds that have an investment adviser or servicing agent that is an affiliated person of GFIA, including Security Investors, LLC, also known as Guggenheim Investments.

If all of the Independent Nominees are elected and the board consolidation is implemented for all of the applicable funds, the ETFs Board is considering implementing a new compensation structure for the funds overseen by the consolidated board.  A portion of such fees, as determined by the ETFs Board, would be allocated to the Trusts.  The total compensation would be as follows:

A general retainer fee of $232,000 per year would be paid to each Independent board member.  Additional annual retainer fees would be paid as follows:  $40,000 to the Independent Chairperson of the Board; $6,000 to the Independent Vice Chairperson of the Board; $6,000 to the Audit Committee

Chairperson; $6,000 to the Audit Committee Vice Chairperson; $6,000 to the Contracts Review Committee Chairperson; $6,000 to the Contracts Review Committee Vice Chairperson; and $6,000 to the Nominating Committee Chairperson.  In addition, fees would be paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. Neither the proposed new compensation structure nor the increased size of the Board are expected to increase a Fund’s expenses by more than one basis point of the Fund’s average daily net assets on an annual basis except for certain Funds.  However, due to the existence of a unitary management fee or an expense cap for each of those Funds, shareholders should not realize any increase to fees for those Funds.

ADDITIONAL INFORMATION ABOUT
EXECUTIVE OFFICERS OF THE TRUSTS

Certain biographical and other information relating to the officers of the Trusts is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

NAME, ADDRESS AND YEAR OF BIRTH OF EXECUTIVE OFFICERS*	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Amy J. Lee Year of Birth: 1961	Chief Legal Officer	Since 2013
Current: Managing Director, Guggenheim Investments; Senior Vice President and Secretary, Security Investors, LLC; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC Vice President and Associate General Counsel, Security Benefit Life Insurance Company and Security Benefit Corporation (1987 to 2012).

John L. Sullivan Year of Birth: 1955	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director - Fund Administration, Guggenheim Investments  (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer for certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

NAME, ADDRESS AND YEAR OF BIRTH OF EXECUTIVE OFFICERS*	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joanna M. Catalucci Year of Birth:1966	Chief Compliance Officer	Since 2012
Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).  Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of Birth: 1978	Secretary	Since 2011	Director, Associate General Counsel of Guggenheim Fund Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.
William H. Belden, III Year of Birth: 1965	Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Management at Northern Trust Global Investments (1999-2005).
Kevin Farragher Year of Birth: 1958	Vice President	Since 2012
Vice President of Guggenheim Funds Services, LLC (2000-present); Senior Product Manager, of ETFs for Guggenheim Investments.  Formerly with Investment Company Institute (1993-2000); Chase Manhattan Bank (1992-1993); and Van Eck Securities (1988-1992).

Stevens T. Kelly Year of Birth: 1982	Assistant Secretary	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011).
James Howley Year of Birth: 1972	Assistant Treasurer	Since 2006
Director - Fund Administration, Guggenheim Investments (2004-present). Assistant Treasurer of certain funds in the Fund Complex.  Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

NAME, ADDRESS AND YEAR OF BIRTH OF EXECUTIVE OFFICERS*	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mark J. Furjanic Year of Birth: 1959	Assistant Treasurer	Since 2008	Vice President - Fund Administration-Tax, Guggenheim Investments (2005-present); Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager for Ernst & Young LLP (1999-2005).
Derek Maltbie Year of Birth: 1972	Assistant Treasurer	Since 2011
Vice President - Fund Administration, Guggenheim Investments (2012-present).  Assistant Treasurer of certain funds in the Fund Complex. Previously, Assistant Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2005-2011).  Supervisor, Mutual Fund Administration of Van Kampen Investments, Inc. (1995-2005).

Kimberly Scott Year of Birth: 1974	Assistant Treasurer	Since 2012
Vice President - Fund Administration, Guggenheim Investments (2012-present); Assistant Treasurer of certain funds in the Fund Complex.  Previously, Financial Reporting Manager for Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager- Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

*	The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

**	This is the period for which the Officer began serving each Trust. Each Officer serves an indefinite term, until his or her successor is elected.

BOARD LEADERSHIP STRUCTURE

Each Board of Trustees currently has six Trustees, five of whom are “independent” and have no affiliation or business connection with the Investment Adviser, the Investment Subadviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser, the Investment Subadviser or the Distributor. Mr. Cacciapaglia is an “interested person” of the Trust because of his position as the President and Chief Executive Officer of the Investment Adviser and Distributor. Generally, each Board acts by majority vote of all the Trustees, which may include a majority vote of the Independent Trustees.

Each Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. Each Board has established four standing committees (as described above) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. Each Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Each Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

The ETFs Board has concluded that each of the Nominees should serve on the ETFs Board (with respect to each Trust) in connection with the overall plan to consolidate the ETFs Board and CEFs Board with the Security Funds Board so that those funds are overseen by the same individuals.

The ETFs Board received and considered biographical information regarding the professional and personal backgrounds of each Nominee and met with each Nominee.  The Independent Trustees of the ETFs Board met to review specifically the backgrounds of the Nominees and to assess whether the contemplated expansion of the ETFs Board, with the addition of the Nominees, would continue to reflect a broad mix of professional and personal backgrounds.  The ETFs Board determined that the Nominees had varied and unique professional experiences and would, if elected, contribute to the diversity of backgrounds, experience and views on the Board. In reviewing the Nominees, the ETFs Board also cited the anticipated benefits to shareholders, including operational efficiencies and enhanced oversight, expected to result from the consolidation of the ETFs Board and CEFs Board with the Security Funds Board.

In concluding that the Nominees should serve as Trustees, the ETFs Board took into account, among other things, each Nominee’s experience, qualifications, attributes and skills as described below.

Donald C. Cacciapaglia.  Mr. Cacciapaglia has served as a Trustee since 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is Vice Chairman of Guggenheim Investments.  Mr. Cacciapaglia is also President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC.  Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

Donald A. Chubb, Jr. Mr. Chubb has served as a director of the Security Funds since 1994 and as chairperson of the Security Funds since 2012. Mr. Chubb also served as Lead Independent Director of the Security Funds from 2010 to 2012. Mr. Chubb has worked in the commercial brokerage and commercial real estate market for over 14 years.

Previously, Mr. Chubb owned and operated electric sign companies and was a director of Fidelity Bank and Trust.  Mr. Chubb has experience with mutual fund matters.

Dr. Jerry B. Farley. Dr. Farley has served as a director of the Security Funds since 2005 and as chairperson of the Audit Committee of the Security Funds since 2013. Dr. Farley has over 39 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., an electric utility and NYSE listed company, and CoreFirst Bank and Trust.  Dr. Farley has experience with mutual fund matters.

Maynard F. Oliverius. Mr. Oliverius has served as a director of the Security Funds since 1998. Mr. Oliverius served as President and Chief Executive Officer of Stormont-Vail HealthCare until his retirement in 2012.  From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration.  Mr. Oliverius has experience with mutual fund matters.

The current Trustees were selected to serve on the ETFs Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of the date hereof, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act.  Information regarding the current Trustees is set forth below:

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex since 2004. Through his service as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex as well as chairperson of the Audit Committee, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Roman Friedrich III. Mr. Friedrich has served as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex since 2003. Through his service as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex as well as chairperson of the Contracts Review Committee, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex since 2004. Through his service as a Trustee of the Trusts and other funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex since 2003. Through his service as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex as well as chairperson of the Nominating and Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trusts and other funds in the Guggenheim Fund Complex since 2003. Through his service as Trustee of the Trusts and other funds in the Guggenheim Fund Complex as well as the Independent chairperson of the ETFs Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Nominee and current Trustee also has familiarity with the Investment Adviser (or its affiliates) and other service providers, and their operations, as well as the regulatory requirements governing regulated investment companies and the responsibilities of investment company boards as a result of their experience overseeing funds in the Guggenheim Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the Investment Adviser and its parent company.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Trusts, the ETFs Board, among other things, oversees risk management of the Funds’ investment program and business affairs directly and through the committee structure it has established. The ETFs Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee reports its activities to the ETFs Board on a regular basis.  In addition the ETFs Board has established an Executive Committee to assist in its oversight.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The ETFs Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Trusts, the Investment Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the ETFs Board’s periodic review of the Funds’ advisory and other service provider agreements, the ETFs Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The ETFs Board requires officers of the Trusts to report to the full ETFs Board on a variety of matters at regular and special meetings of the ETFs Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the ETFs Board meets with the Trusts’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance program. The ETFs Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the ETFs Board receives reports from the Investment Adviser on the investments and securities trading of the Funds. With respect to valuation, the ETFs Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the ETFs Board and the Audit Committee periodically review. The ETFs Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

ROLE OF DIVERSITY IN CONSIDERING BOARD CANDIDATES

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the ETFs Board’s composition. The Nominating and Governance Committee believes the ETFs Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the ETFs Board, but has not adopted any specific policy in this regard.

TRUSTEES’ PRIOR LEGAL AND DISCIPLINARY ACTIONS

The Trustees and Nominees have no prior legal or disciplinary actions.

REQUIRED VOTE

Election of each Nominee to a Trust’s Board of Trustees will require the affirmative vote of a majority of the shares of the Trust cast for the election of Trustees at the Meeting, in person or by proxy.  The failure by one Trust to elect one or more Nominees will not affect the election by another Trust.  Shareholders of the Funds of each Trust will vote together to elect the Trustees to the Board of that Trust. The failure by one Trust to elect one or more Nominees will not affect the election by the other Trust.

BOARD RECOMMENDATION ON PROPOSAL 1

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
VOTE “FOR” THE ELECTION OF EACH NOMINEE.

PROPOSAL 2: APPROVE AMENDMENT TO DECLARATION OF TRUST

As discussed above under Proposal 1, the ETFs Board has agreed to have a consolidated board with certain members of the Security Funds Board. However, each Trust’s Declaration of Trust currently states that a Trust can have no more than eight (8) trustees. Accordingly, it is proposed that the applicable provision of the Declaration of Trust of each Trust be amended to increase the maximum permissible number of trustees to fifteen (15) to avoid having to amend the Declaration of Trust to appoint additional trustees in the future (although the appointments themselves could be subject to shareholder approval based on the circumstances). The language used in the relevant provision of each current Declaration of Trust and a sample of the proposed language that would be included in the Declaration of Trust, if approved by shareholders, are set forth below.

Current Language	Proposed Language
Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than eight.

Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than fifteen.

REQUIRED VOTE

The amendment to each Declaration of Trust requires the affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act), in person or by proxy. For this purpose, a vote of a “majority of the outstanding voting securities” of a Trust is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Trust. Shareholders of the Funds of each Trust will vote together on the issue of the amendment of each Declaration of Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust.

BOARD RECOMMENDATION ON PROPOSAL 2

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
VOTE “FOR” THE AMENDMENT TO THE DECLARATION OF TRUST.

EXPENSES OF PROXY SOLICITATION

The cost of the Meeting, including the costs of preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds, except for $100,000, which the Investment Adviser and its affiliates have agreed to pay on behalf of all funds in the Guggenheim Fund Complex that are soliciting shareholders relating to the board consolidation proposal, including the Funds. Expenses incurred by the Investment Adviser will be allocated among groups of funds pro rata based on the actual proxy expenses of each group of funds. Costs will be borne by the Funds in proportion to the number of proxies solicited on behalf of a Fund to the total proxies solicited on behalf of all of the Funds. Certain officers of the Trusts and certain officers and employees of the Investment Adviser or its affiliates (none of whom will receive additional compensation therefor), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Trusts for such out-of-pocket expenses.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees of each Trust does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 17, 2014, the registered shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) who owned of record, or owned beneficially, more than 5% of a Fund’s shares outstanding as set forth in Appendix C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as each Fund’s independent registered public accounting firm. In its capacity as the independent registered public accounting firm, E&Y audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. E&Y has confirmed that it is an independent registered public accounting firm and has advised the Trusts that it does not have any direct or material indirect financial interest in any Funds. Representatives of E&Y are not expected to be present at the meeting.

Audit Fees. Audit Fees are fees related to the annual audit of the Funds’ financial statements and for services normally provided in connection with the statutory and regulatory filings of the Funds. For the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012, E&Y billed $91,899, $178,253, $120,513 and   $179,702, respectively, to Claymore Exchange-Traded Fund Trust and $31,120, $63,579, $49,062 and $84,784, to Claymore Exchange-Traded Fund Trust 2, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Funds and for review of the Funds’ financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to Claymore Exchange-Traded Fund Trust for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $3,000, $0, $0 and $2,800, respectively, and Audit-Related Fees billed by E&Y to Claymore Exchange-Traded Fund Trust 2 for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $0, $0, $0 and $0, respectively.  E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Funds for the Funds’ fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to Claymore Exchange-Traded Fund Trust for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $79,200, $100,200, $35,750 and $61,750, and Tax Fees billed by E&Y to Claymore Exchange-Traded Fund Trust 2 for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $30,000, $61,950, $19,500 and $26,000.  E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Funds for the Funds’ fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012.

All Other Fees. All Other Fees are fees related to products and services other than those services reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” There were no All Other Fees billed by E&Y to either

Trust or the Service Affiliates for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012.

Aggregate Non-Audit Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to Claymore Exchange-Traded Fund Trust for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $82,200, $100,200, $35,750 and $64,550, and the Aggregate Non-Audit Fees billed by E&Y for services rendered to Claymore Exchange-Traded Fund Trust 2 for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012 were $30,000, $61,950, $19,500 and $26,000.  No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 and May 31, 2012.  Each Trust’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Funds’ independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, each Trust’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. Each Trust’s Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, each Trust’s Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to the Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (the Investment Adviser and such other entities, together, the “Service Affiliates”) if such services related directly to the operations and financial reporting of the Funds.

None of the services described above, provided in the fiscal years ended August 31, 2013, May 31, 2013, August 31, 2012 or May 31, 2012, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Each Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to the Investment Adviser, Investment Subadviser and Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining E&Y’s independence, respectively. All services provided by E&Y to the Funds, the Funds’ Investment Adviser, Investment Subadviser, or Service Affiliates that were required to be pre-approved were pre-approved as required.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

The Trusts generally are not required to hold annual meetings of shareholders and the Trusts generally do not hold shareholder meetings in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Trusts’ charter documents.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trusts hereafter called should send the proposal to the Secretary of the Trusts at the Trusts’ principal offices.  Proposals must be received a reasonable time before the Trusts begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

OTHER INFORMATION

EACH FUND’S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2013 OR AUGUST 31, 2013, AS APPLICABLE, AND THE FUND’S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, OR BY CALLING TOLL-FREE (800) 345-7999.

March 4, 2014

APPENDIX A

OUTSTANDING SHARES

The table below sets forth the number of Shares outstanding of each Fund, as of the close of business on the Record Date.
CLAYMORE EXCHANGE-TRADED FUND TRUST

Shares Outstanding	Fund Name	Fiscal Year End
21,150,000	Guggenheim BulletShares® 2014 Corporate Bond ETF	5/31
22,800,000	Guggenheim BulletShares® 2015 Corporate Bond ETF	5/31
22,950,000	Guggenheim BulletShares® 2016 Corporate Bond ETF	5/31
19,950,000	Guggenheim BulletShares® 2017 Corporate Bond ETF	5/31
9,750,000	Guggenheim BulletShares® 2018 Corporate Bond ETF	5/31
4,650,000	Guggenheim BulletShares® 2019 Corporate Bond ETF	5/31
4,050,000	Guggenheim BulletShares® 2020 Corporate Bond ETF	5/31
750,000	Guggenheim BulletShares® 2021 Corporate Bond ETF	5/31
750,000	Guggenheim BulletShares® 2022 Corporate Bond ETF	5/31
19,700,000	Guggenheim BulletShares® 2014 High Yield Corporate Bond ETF	5/31
28,800,000	Guggenheim BulletShares® 2015 High Yield Corporate Bond ETF	5/31
14,600,000	Guggenheim BulletShares® 2016 High Yield Corporate Bond ETF	5/31
7,000,000	Guggenheim BulletShares® 2017 High Yield Corporate Bond ETF	5/31
6,000,000	Guggenheim BulletShares® 2018 High Yield Corporate Bond ETF	5/31
900,000	Guggenheim BulletShares® 2019 High Yield Corporate Bond ETF	5/31
600,000	Guggenheim BulletShares® 2020 High Yield Corporate Bond ETF	5/31
16,800,000	Guggenheim Spin-Off ETF	8/31
47,250,800	Guggenheim Multi-Asset Income ETF	8/31
2,600,000	Guggenheim Mid-Cap Core ETF	8/31
3,750,000	Guggenheim Defensive Equity ETF	8/31
6,000,800	Guggenheim BRIC ETF	8/31
9,300,000	Guggenheim Enhanced Short Duration ETF	5/31
4,350,800	Guggenheim Insider Sentiment ETF	8/31
7,472,822	Guggenheim Raymond James SB-1 Equity ETF	8/31
1,700,800	Wilshire Micro-Cap ETF	8/31
400,000	Wilshire US REIT ETF	8/31
6,720,000	Guggenheim S&P Global Dividend Opportunities Index ETF	5/31
29,746,022	Total

A-1

CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Shares Outstanding	Fund Name	Fiscal Year End
11,480,000	Guggenheim S&P Global Water Index ETF	8/31
2,200,000	Guggenheim China Technology ETF	8/31
11,050,000	Guggenheim Timber ETF	5/31
3,120,000	Guggenheim Canadian Energy Income ETF	5/31
5,190,000	Guggenheim Frontier Markets ETF	5/31
10,450,000	Guggenheim China Small Cap ETF	5/31
1,600,000	Guggenheim International Multi-Asset Income ETF	5/31
5,600,000	Guggenheim Shipping ETF	5/31
9,368,000	Guggenheim Solar ETF	8/31
1,560,000	Guggenheim China Real Estate ETF	5/31
2,000,000	Guggenheim China All-Cap ETF	8/31
63,618,000	Total

A-2

APPENDIX B

PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.      The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.      The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.      The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

B-1

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Guggenheim BulletShares 2014 Corporate Bond ETF (BSCE)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	7,816,503	36.96%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	2,660,076	12.58%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,562,265	7.39%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	1,172,391	5.54%

Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	8,150,451	35.75%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	3,048,759	13.37%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,618,597	7.10%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	1,288,967	5.65%

Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	9,075,617	39.81%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	2,272,123	9.97%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	1,867,534	8.19%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,488,904	6.53%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	1,320,412	5.79%

Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	7,822,253	39.21%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	2,020,684	10.13%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	1,829,594	9.17%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	1,355,337	6.79%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,075,461	5.39%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	1,001,415	5.02%

Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	2,862,919	29.36%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,525,133	15.64%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	713,606	7.32%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	691,942	7.10%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	681,175	6.99%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	642,255	6.59%
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	606,846	6.22%

GUGGENHEIM BULLETSHARES 2019 CORPORATE BOND ETF (BSCJ)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	1,054,689	22.68%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	732,868	15.76%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	496,900	10.69%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	462,857	9.95%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	412,446	8.87%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	401,913	8.64%

GUGGENHEIM BULLETSHARES 2020 CORPORATE BOND ETF (BSCK)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	1,044,269	25.78%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	480,697	11.87%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	399,577	9.87%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	336,135	8.30%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	266,340	6.58%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	254,577	6.29%
UMB Bank, National Association 928 Grand Blvd. Kansas City, Missouri 64106	253,200	6.25%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	239,095	5.90%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	219,073	5.41%

GUGGENHEIM BULLETSHARES 2021 CORPORATE BOND ETF (BSCL)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	225,521	30.07%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	130,253	17.37%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	96,687	12.89%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	72,457	9.66%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	54,156	7.22%
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	46,110	6.15%
RBC Dain Rauscher Inc. 510 Marquette Avenue South Minneapolis, Minnesota 55402	38,993	5.20%

GUGGENHEIM BULLETSHARES 2022 CORPORATE BOND ETF (BSCM)

Shareholder Name and Address	Share Holdings	Percentage Owned
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	166,788	22.24%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	106,835	14.24%
RBC Dain Rauscher Inc. 510 Marquette Avenue South Minneapolis, Minnesota 55402	97,946	13.06%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	68,821	9.18%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	58,625	7.82%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	58,317	7.78%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	51,658	6.89%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	49,988	6.67%

GUGGENHEIM BULLETSHARES 2014 HIGH YIELD CORPORATE BOND ETF (BSJE)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	4,524,110	23.08%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	2,555,744	13.04%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	2,141,490	10.93%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	1,386,078	7.07%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	1,316,745	6.72%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	1,092,650	5.57%

GUGGENHEIM BULLETSHARES 2015 HIGH YIELD CORPORATE BOND ETF (BSJF)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	5,876,217	20.40%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	5,446,053	18.91%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	3,013,973	10.47%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	2,429,117	8.43%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	1,531,919	5.32%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,499,440	5.21%

GUGGENHEIM BULLETSHARES 2016 HIGH YIELD CORPORATE BOND ETF (BSJG)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	2,891,880	19.81%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	2,032,309	13.92%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	1,313,060	8.99%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	1,198,275	8.21%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,005,100	6.88%
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	970,194	6.65%

GUGGENHEIM BULLETSHARES 2017 HIGH YIELD CORPORATE BOND ETF (BSJH)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,284,579	18.89%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,207,216	17.75%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	775,555	11.41%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	501,725	7.38%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	477,328	7.02%

GUGGENHEIM BULLETSHARES 2018 HIGH YIELD CORPORATE BOND ETF (BSJI)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,164,359	19.41%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,105,773	18.43%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	649,709	10.83%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	396,213	6.60%
LPL Financial Corporation 9785 Towne Center Drive San Diego, California 92121	392,051	6.53%
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	387,358	6.46%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	339,993	5.67%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	309,953	5.17%

GUGGENHEIM BULLETSHARES 2019 HIGH YIELD CORPORATE BOND ETF (BSJJ)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	177,942	19.77%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	142,210	15.80%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	128,676	14.30%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	126,356	14.04%
Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, New York 11201	69,457	7.72%
RBC Dain Rauscher Inc. 510 Marquette Avenue South Minneapolis, Minnesota 55402	60,144	6.68%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	49,344	5.48%

GUGGENHEIM BULLETSHARES 2020 HIGH YIELD CORPORATE BOND ETF (BSJK)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	218,186	36.36%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	129,888	21.65%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	99,362	16.56%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	54,144	9.02%

GUGGENHEIM SPIN-OFF ETF (CSD)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	3,744,937	22.29%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	3,040,161	18.10%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	1,501,409	8.94%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,192,292	7.10%

GUGGENHEIM MULTI-ASSET INCOME ETF (CVY)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	16,716,501	35.38%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	5,332,038	11.28%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	3,148,643	6.66%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	3,014,845	6.38%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	2,917,307	6.17%

GUGGENHEIM MID-CAP CORE ETF (CZA)

Shareholder Name and Address	Share Holdings	Percentage Owned
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	531,114	21.24%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	332,248	13.29%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	310,601	12.42%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	285,039	11.40%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	184,617	7.38%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	148,852	5.95%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	136,188	5.45%

GUGGENHEIM DEFENSIVE EQUITY ETF (DEF)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,077,303	27.98%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	451,929	11.74%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	313,318	8.14%
H & R Block Financial Advisors, Inc. 208 W Main St Ste A Springfield, KY 40069-1276	299,951	7.79%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	296,886	7.71%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	288,655	7.50%

GUGGENHEIM BRIC ETF (EEB)

Shareholder Name and Address	Share Holdings	Percentage Owned
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	928,846	15.48%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	824,883	13.75%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	647,318	10.79%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	402,522	6.71%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	332,265	5.54%
Citibank, N.A. 3800 Citibank Center Tampa, Florida 33610	313,805	5.23%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	308,580	5.14%

GUGGENHEIM ENHANCED SHORT DURATION ETF (GSY)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	4,399,030	47.30%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	882,106	9.49%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	766,745	8.24%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	549,402	5.91%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	474,148	5.10%

GUGGENHEIM INSIDER SENTIMENT ETF (NFO)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,198,566	27.55%
UBS Financial Services LLC 1200 Harbor Blvd Weehawken, New Jersey 07086	377,749	8.68%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	356,630	8.20%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	283,434	6.51%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	264,125	6.07%

GUGGENHEIM RAYMOND JAMES SB-1 EQUITY ETF (RYJ)

Shareholder Name and Address	Share Holdings	Percentage Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, Florida 33716	3,838,980	50.69%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,327,851	17.53%

WILSHIRE MICRO-CAP ETF (WMCR)

Shareholder Name and Address	Share Holdings	Percentage Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, Florida 33716	492,697	28.97%
Baird (Robert W.)& Co. Incorporated 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	371,308	21.83%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	179,940	10.58%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	102,691	6.04%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	99,599	5.86%

WILSHIRE US REIT ETF (WREI)

Shareholder Name and Address	Share Holdings	Percentage Owned
Citibank, N.A. 3800 Citibank Center Tampa, Florida 33610	125,000	31.25%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	46,809	11.70%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	35,675	8.92%
LPL Financial Corporation 9785 Towne Center Drive San Diego, California 92121	34,644	8.66%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	32,553	8.14%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	22,711	5.68%

GUGGENHEIM S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF (LVL)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	848,056	12.62%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	834,135	12.41%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	818,913	12.19%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	803,775	11.96%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	452,259	6.73%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	367,971	5.48%

GUGGENHEIM S&P GLOBAL WATER INDEX ETF (CGW)

Shareholder Name and Address	Share Holdings	Percentage Owned
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	1,965,930	17.12%
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	1,234,791	10.76%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	988,205	8.61%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	967,806	8.43%
Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, New York 11201	679,248	5.92%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	635,531	5.54%

GUGGENHEIM CHINA TECHNOLOGY ETF (CQQQ)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	368,686	16.76%
Brown Brothers Harriman & Co. 525 Washington Blvd., Newport Tower Jersey City, New Jersey 07310	314,978	14.32%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	248,833	11.31%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	221,354	10.06%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	198,907	9.04%

GUGGENHEIM TIMBER ETF (CUT)

Shareholder Name and Address	Share Holdings	Percentage Owned
Fifth Third Bank, The 5001 Kingsley Drive Cincinnati, Ohio 45227	1,784,493	16.15%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,541,709	13.95%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	1,487,147	13.46%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	957,704	8.67%
Bank of America, National Association 411 N. Akard, 5th Floor Dallas, Texas 75201	839,002	7.59%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	718,345	6.50%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	713,376	6.46%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	575,008	5.20%

GUGGENHEIM CANADIAN ENERGY INCOME ETF (ENY)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	430,349	13.79%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	417,962	13.40%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	346,525	11.11%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	268,586	8.61%
Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, Pennsylvania 19355	219,036	7.02%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	206,472	6.62%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	179,702	5.76%

GUGGENHEIM FRONTIER MARKETS ETF (FRN)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	610,831	11.77%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	546,648	10.53%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	535,959	10.33%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	489,601	9.43%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	378,382	7.29%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	368,396	7.10%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	294,922	5.68%

GUGGENHEIM CHINA SMALL CAP ETF (HAO)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,188,967	11.83%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,013,942	10.09%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	813,186	8.09%
Brown Brothers Harriman & Co. 525 Washington Blvd., Newport Tower Jersey City, New Jersey 07310	672,767	6.69%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	607,200	6.04%

GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF (HGI)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	278,154	17.38%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	259,326	16.21%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	146,184	9.14%
The Bank of New York 525 William Penn Place Pittsburgh, Pennsylvania 15259	122,909	7.68%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	111,970	7.00%

GUGGENHEIM SHIPPING ETF (SEA)

Shareholder Name and Address	Share Holdings	Percentage Owned
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	549,229	9.99%
Brown Brothers Harriman & Co. 525 Washington Blvd., Newport Tower Jersey City, New Jersey 07310	434,064	7.89%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	429,982	7.82%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	425,132	7.73%
Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, New York 11201	325,631	5.92%
ML SFKPG 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	297,271	5.40%

GUGGENHEIM SOLAR ETF (TAN)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	1,830,065	19.70%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	1,250,906	13.47%
Citibank, N.A. 3800 Citibank Center Tampa, Florida 33610	702,812	7.57%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	629,445	6.78%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	478,306	5.15%

GUGGENHEIM CHINA REAL ESTATE ETF (TAO)

Shareholder Name and Address	Share Holdings	Percentage Owned
National Financial Services LLC 200 Liberty Street New York City, NY 10281	222,685	14.27%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	219,771	14.09%
ICAP Corporates LLC Harborside Financial Center 1100 Plaza Five Jersey City, New Jersey 07311	150,677	9.66%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street, 8th Floor Jersey City, New Jersey 07302	138,396	8.87%
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska 68154	126,653	8.12%

GUGGENHEIM CHINA ALL-CAP ETF (YAO)

Shareholder Name and Address	Share Holdings	Percentage Owned
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, Massachusetts 02171	497,177	24.86%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, Arizona 85016	365,782	18.29%
National Financial Services LLC 200 Liberty Street New York City, NY 10281	182,996	9.15%
Morgan Stanley DW Inc. 2000 Westchester Avenue Purchase, New York 10577	154,295	7.71%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M66159-S13841	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	To elect Trustees in the following manner:
			For	Against	Abstain

	1a.	Donald C. Cacciapaglia	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Maynard F. Oliverius	☐	☐	☐

	1d.	Dr. Jerry B. Farley	☐	☐	☐

	2.	To approve the amendment of the Trust’s Agreement and	☐	☐	☐
Declaration of Trust.

	3.	To transact such other business as may properly come
before the Special Meeting or any adjournments or
postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at

www.proxyvote.com

M66160-S13841

Solicited on behalf of the Board of Trustees
CLAYMORE EXCHANGE-TRADED FUND TRUST
CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Special Meeting of Shareholders
April 3, 2014

The special meeting of shareholders of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a "Trust" and together, the "Trusts") with respect to the series of each Trust (each a "Fund" and together, the "Funds") will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, April 3, 2014, at 10:00 a.m. Central Time (the "Special Meeting"). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Special Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.